UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

Elephant Talk Communications, Inc.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-30061	95-2210753
Commission File Number	IRS Employer Identification No.

438 East Katella Avenue, Suite 217, Orange, California 92867
Address of principal executive offices, including Zip Code

(714) 288-1570
Registrant's telephone number, including area code

Item 4.01. Changes in Registrant's Certifying Accountant

On January 23, 2007, Jimmy C. H. Cheung & Co. (“Jimmy Cheung”) was dismissed as the Registrant’s auditors. The decision to dismiss Jimmy Cheung was approved by the Registrant’s Board of Directors upon recommendation by its audit committee. Jimmy Cheung served as the Registrant's independent auditor for the Registrant’s fiscal year ended December 31, 2005. Jimmy Cheung’s report on the Registrant’s consolidated financial statements for the year ended December 31, 2005 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Report was modified to include an explanatory paragraph wherein Jimmy Cheung expressed substantial doubt about the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal year ended December 31, 2005, and during the period from January 1, 2006 until January 23, 2007, there were no disagreements with Jimmy Cheung on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Jimmy Cheung’s satisfaction, would have caused Jimmy Cheung to make reference thereto in their report on the Registrant’s financial statements for this fiscal year.

On January 24, 2007, the Registrant engaged Kabani & Company, Inc. (“Kabani”), Certified Public Accountants, as the Registrant's independent accountant to report on the Registrant’s consolidated balance sheet as of December 31, 2006, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani was approved by the Registrant's Board of Directors upon recommendation by its audit committee. Prior to engaging the new accountant, the Registrant did not consult with Kabani regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested Jimmy Cheung to review the disclosures contained herein and has provided Jimmy Cheung the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Jimmy Cheung’s views, or the respects in which Jimmy Cheung does not agree with the statements contained herein. Jimmy Cheung has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2007	Elephant Talk Communications, Inc.

By: /s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer